UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
June 19, 2006
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)
AMERICAN COMMERCIAL LINES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-51562	73-3177794
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NO.)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)
1701 East Market Street, Jeffersonville, Indiana 47130
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(812) 288-0100
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On June 19, 2006, American Commercial Lines Inc. (the “Company”) issued a press release announcing a new wage and enhanced benefit package for the 1,200 vessel and land based employees of its American Commercial Barge Line division. In addition, the Company also announced that it is increasing its earnings and EBITDA guidance for the second quarter and fiscal year. See the Company’s web site at www.aclines.com for a reconciliation of EBITDA to earnings. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press release, dated June 19, 2006, issued by American Commercial Lines Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
By:	/s/ Christopher. A. Black
Christopher A. Black
Senior Vice President and Chief Financial Officer

Dated: June 19, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated June 19, 2006, issued by American Commercial Lines Inc.